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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

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                       Date of Report: September 15, 1996

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                             CHECKFREE CORPORATION
             (Exact Name of Registrant as specified in its charter)

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   Delaware                         0-26802                     31-1013521
   --------                         -------                     ----------
(State or other              (Commission File No.)             (IRS Employer
jurisdiction of                                           Identification Number)
incorporation or
organization)

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                             8275 North High Street
                              Columbus, Ohio 43235
                                 (614) 825-3000
               (Address, including zip code, and telephone number
                      including area code of Registrant's
                          principal executive offices)

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                                 Not Applicable
         (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

        On September 15, 1996, Checkfree Corporation, a Delaware corporation ("Checkfree"), Checkfree Acquisition Corporation II, a Delaware corporation and a wholly owned subsidiary of Checkfree ("Checkfree Acquisition"), Intuit Inc., a Delaware corporation ("Intuit"), and Intuit Services Corporation, a Delaware corporation and a wholly owned subsidiary of Intuit ("Services"), entered into an Agreement and Plan of Merger, dated as of September 15, 1996 (the "Merger Agreement"), whereby Checkfree Acquisition will be merged with and into Services with Services being the surviving entity as a wholly owned subsidiary of Checkfree (the "Merger").

        Checkfree is acquiring Services in exchange for 12.6 million shares of common stock, $.01 par value, of Checkfree ("Checkfree Common Stock"). Based on the September 13, 1996 closing price of 18 1/6 for Checkfree Common Stock, the indicated price Checkfree is paying for Services is $227 million. The Merger was announced in a press release issued by Checkfree, Intuit and Services on September 16, 1996.

        The closing of the Merger is subject to certain conditions, including the approval of the stockholders of Checkfree and the obtaining of certain regulatory approvals. In addition, the 12.6 million Checkfree shares exchanged for the Services shares must be registered on a Form S-4 Registration Statement which must be declared effective by the Securities and Exchange Commission.

        The Merger Agreement and Checkfree's press release issued September 16, 1996 regarding the Merger are attached as exhibits to this report and are incorporated herein by reference. The foregoing summary of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Exhibits.

        Exhibit No.                     Description

            2 Agreement and Plan of Merger, dated as of September 15, 1996, among Checkfree Corporation, Checkfree Acquisition Corporation II, Intuit Inc., and Intuit Services Corporation.

           99 Press release of Checkfree Corporation issued September 16, 1996, regarding the Merger.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CHECKFREE CORPORATION



                                By: /s/ Mark A. Johnson
                                    -------------------------------
                                    Mark A. Johnson, President-Business Services


Date: September 25, 1996









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                                 EXHIBIT INDEX


Exhibit No.             Description                                     Page

    2 Agreement and Plan of Merger, dated as of September 15, 1996, among Checkfree
                        Corporation, Checkfree Acquisition Corporation II, Intuit Inc., and Intuit Services Corporation.

   99 Press release of Checkfree Corporation issued September 16, 1996, regarding the Merger.







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